UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2023

First Capital, Inc.

(Exact Name of Registrant as Specified in its Charter)

Indiana	0-25023	35-2056949
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Federal Drive N.W., Corydon, Indiana 47112

(Address of Principal Executive Offices) (Zip Code)

(812) 738-2198

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FCAP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

First Capital, Inc. (the “Company”) held its Annual Meeting of Shareholders on May 24, 2023. Matters voted upon were: (1) election of five directors of one class of the Company’s Board of Directors to serve for three years and until the election and qualification of their successors; (2) ratification of the appointment of Monroe Shine & Co. as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023; (3) approval of a non-binding advisory proposal on Executive Compensation; and (4) a non-binding advisory vote on the frequency of the non-binding advisory proposal on Executive Compensation. The final number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, with respect to each matter are set forth below. Voting results are, when applicable, reported by rounding fractional share voting up or down to the nearest round number:

1.	Election of five members of one class of the Company’s Board of Directors to serve for three years and until the election and qualification of their successors:

Director Nominee	For	Against	Abstentions	Broker Non-Votes
William W. Harrod	1,254,240	202,980	33,452	958,454
Michael C. Frederick	1,307,807	179,992	2,874	958,454
Lou Ann Moore	1,257,003	194,949	38,721	958,454
Robert C. Guilfoyle	1,227,269	253,943	9,461	958,454
Dana L. Huber	1,267,456	219,744	3,473	958,454

2.	Ratification of the appointment of Monroe Shine & Co. as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023.

For	Against	Abstentions	Broker Non-Votes
2,407,361	22,691	19,075	N/A

3.	Approval of a non-binding advisory proposal on Executive Compensation.

For	Against	Abstentions	Broker Non-Votes
1,236,340	194,130	60,203	958,454

4.	A non-binding advisory vote on the frequency of the non-binding proposal to approve Executive Cempensation.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
1,148,298	95,586	136,036	110,753	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CAPITAL, INC.

Date: May 30, 2023	By:	/s/ Joshua P. Stevens
		Name:	Joshua P. Stevens
		Title:	Chief Financial Officer